Exhibit 99.1

The Men’s Wearhouse, Inc.

News Release	For Immediate Release
MEN’S WEARHOUSE REPORTS
FISCAL 2006 FIRST QUARTER RESULTS
•	Q1 2006 GAAP diluted EPS was $0.53 versus $0.41 last year

•	Company estimates Q2 2006 GAAP and adjusted diluted EPS in a range of $0.53 to $0.55 and $0.55 to $0.57, respectively

•	Results and estimates include a number of significant items, refer to attached reconciliation tables

•	Conference call at 5:00 pm eastern today
HOUSTON – May 17, 2006 – The Men’s Wearhouse (NYSE: MW) today announced its consolidated financial results for the first quarter ended April 29, 2006.
FIRST QUARTER RESULTS

First Quarter Sales Summary — Fiscal 2006
	U.S. dollars, in millions		Total Sales		Comparable Store
	Current Year	Prior Year	Change %		Sales Change %

Total Company	$434.6	$411.6	5.6%

United States	$394.4	$375.8	4.9%		2.7%

Canada	$40.2	$35.8	12.2	% (A)	3.9%

(A)	Total sales change % using Canadian dollars was 4.8%.
First quarter 2006 operating income was $46.4 million compared to $36.9 million last year, and net income was $28.9 million compared to $22.7 million last year. GAAP diluted earnings per share were $0.53 for the first quarter ended April 29, 2006 compared to $0.41 last year. Adjusted diluted earnings per share for the 2006 fiscal first quarter were $0.55 per share compared to adjusted diluted earnings per share of $0.46 last year. For additional information regarding adjusted diluted earnings per share, please see the table included below as well as the non-GAAP reconciliations provided at the end of this release.

FIRST QUARTER HIGHLIGHTS
•	SALES - Comparable store sales of 2.7% for the company’s United States based stores were in line with the company’s initial guidance of 2% to 3% and compared to the prior year quarter increase of 10.9%. Continued gains in store traffic levels and tuxedo rental activity were key factors driving current year results.

•	GROSS MARGIN - The increase in gross margins was driven by year over year improvements in merchandise margins which stems from lower product costs. Lower comparable store sales increases in the quarter compared to that of the prior year quarter contributed to higher fixed occupancy costs, as a percentage of sales, and partially offset the improvements in merchandise margins. Total gross margins gains were stronger than the company’s initial plans driven primarily by greater than expected tuxedo rental revenues.

•	SG&A EXPENSES - Increases in selling, general and administrative expenses, as a percentage of sales, were driven by increases in payroll and stock option expenses. These increases, as a percentage of sales, were partially offset by the non-recurrence of prior period costs incurred in winding down the company’s retail test concept of Eddie Rodriguez. Total selling, general and administrative expenses, as a percentage of sales, were lower than the company’s initial plans driven primarily by lower advertising expenses.

•	SHARE REPURCHASES – The Company did not repurchase any shares during the quarter under its $100 million authorization. Weighted average diluted shares outstanding decreased 2% over the prior year quarter from 55.834 million shares to 54.719 million shares.
SECOND QUARTER 2006 GUIDANCE AND UPDATED FISCAL 2006 OUTLOOK
For the second quarter of 2006, the company expects 3% to 4% same store sales growth in the U.S. and in Canada and GAAP diluted earnings per share to be in the range of $0.53 to $0.55. Adjusted diluted earnings per share for the second quarter are expected to be in the range $0.55 to $0.57.
For the fiscal year ending February 3, 2007 (which is a 53-week year under the retail calendar), the company expects GAAP diluted earnings per share in a range of $2.33 to $2.40. Adjusted diluted earnings per share for the fiscal year are expected to be in a range of $2.35 to $2.42. Same store sales increases in the U.S. and Canada for fiscal 2006 are expected to range between 2% to 4% with an effective tax rate of approximately 36.5% and fully diluted shares outstanding of 54.9 million.

IMPACT OF SIGNIFICANT ITEMS
In order to aid investors’ understanding of the Company’s results and to improve comparability of financial information from period to period, explanatory non-GAAP reconciliation tables are included at the end of this press release. Summarized earnings per share information from these tables as well as guidance for the second quarter of fiscal 2006 and full year follows:
Summary Reconciliation of GAAP diluted EPS to Adjusted diluted EPS

	HISTORICAL RESULTS (1) (2)						GUIDANCE
	Fiscal 2005					Fiscal 2006	Fiscal 2006
	1Q	2Q	3Q	4Q	YR	1Q	2Q	YR
GAAP Diluted EPS	0.41	0.43	0.44	0.60	1.88	0.53	0.53 - 0.55	2.33 - 2.40

Adjustments (3)
Eddie Rodriguez Costs (4)	0.05	0.06			0.11
Stock Based Compensation Reported in Earnings (5)		0.01	0.01	0.01	0.03	0.02	0.02	0.08
53rd Week Impact (6)								(0.06)
Foreign Earnings Repatriation (7)				0.07	0.07
Discrete Tax Items (8)			(0.04)	(0.02)	(0.05)

Net Adjustments	0.05	0.07	(0.02)	0.07	0.17	0.02	0.02	0.02

Adjusted Diluted EPS	0.46	0.50	0.41	0.67	2.04	0.55	0.55 - 0.57	2.35 - 2.42

1.	Reflects a three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005.

2.	Due to the effect of rounding, the sum of the individual per share amounts may not equal the total shown.

3.	Net of tax.

4.	The company ceased operating its test of the new retail concept “Eddie Rodriguez” in the second quarter of fiscal 2005.

5.	In fiscal 2005 the company did not grant non-qualified stock options (NQO’s) to key employees, opting instead to issue primarily deferred stock units (DSU’s). In 2006 the company began recognizing stock option expense as it adopted FASB No. 123R. Amounts reported in earnings for 2005 include primarily DSU’s and for 2006 include mostly DSU’s and NQO’s.

6.	Fiscal 2006 will include one additional week (for a total of 53 weeks) as the company reports its fiscal operations on a retail calendar.

7.	The company incurred a one-time tax expense of $3.9 million ($0.07 per share) related to the repatriation of foreign earnings under the provisions of the American Jobs Creation Act.

8.	Adjustments to tax reserves associated with favorable developments on certain outstanding income tax matters.
CONFERENCE CALL AND WEBCAST INFORMATION
At 5:00 p.m. Eastern time today, company management will host a conference call and real time web cast to review the results for the fiscal first quarter 2006.
To access the conference call, dial 303-262-2211. To access the live webcast presentation, visit the Investor Relations section of the company’s website at www.menswearhouse.com. A telephonic replay will be available through May 25th by calling 303-590-3000 and entering the access code of 11060381, or a webcast archive will be available free on the website for approximately 90 days.

STORE INFORMATION

	April 29, 2006		April 30, 2005		January 28, 2006
	Number of	Sq. Ft.	Number of	Sq. Ft.	Number of	Sq. Ft.
	Stores	(000’s)	Stores	(000’s)	Stores	(000’s)

Men’s Wearhouse	529	2,921.6	520	2,847.3	526	2,898.4

Moores, Clothing for Men	116	719.8	114	706.2	116	719.8

K&G (B)	80	1,901.0	76	1,804.9	77	1,835.2

Total	725	5,542.4	710	5,358.4	719	5,453.4
(B) 56, 50 and 52 stores, respectively, offering women’s apparel.
Founded in 1973, Men’s Wearhouse is one of North America’s largest specialty retailers of men’s apparel with 725 stores. The stores carry a full selection of designer, brand name and private label suits, sport coats, furnishings and accessories, including tuxedo rentals available in the Men’s Wearhouse and Moores stores.
This press release contains forward-looking information. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be significantly impacted by various factors, including unfavorable local, regional and national economic developments, disruption in retail buying trends due to homeland security concerns, severe weather conditions, aggressive advertising or marketing activities of competitors and other factors described herein and in the company’s annual report on Form 10-K for the year ended January 28, 2006.
For additional information on Men’s Wearhouse, please visit the company’s website at www.menswearhouse.com.

CONTACT:	Neill Davis, EVP & CFO, Men’s Wearhouse (713) 592-7200 Ken Dennard, DRG & E (713) 529-6600

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
FOR THE THREE MONTHS ENDED
April 29, 2006 AND April 30, 2005
(In thousands, except per share data)

	Three Months Ended
		% of		% of
	2006	Sales	2005	Sales
Net sales	$434,564	100.00%	$411,649	100.00%
Cost of goods sold, including buying, distribution and occupancy costs	251,735	57.93%	245,866	59.73%

Gross margin	182,829	42.07%	165,783	40.27%

Selling, general and administrative expenses	136,441	31.40%	128,909	31.32%

Operating income	46,388	10.67%	36,874	8.96%

Interest income	(1,995)	(0.46%)	(794)	(0.19%)
Interest expense	2,191	0.50%	1,487	0.36%

Earnings before income taxes	46,192	10.63%	36,181	8.79%

Provision for income taxes	17,336	3.99%	13,477	3.27%

Net earnings	$28,856	6.64%	$22,704	5.52%

Net earnings per share (1):
Basic	$0.54		$0.42

Diluted	$0.53		$0.41

Weighted average common shares outstanding (1):
Basic	53,132		54,255

Diluted	54,719		55,834

(1)	All earnings per share and weighted average common share information reflects a three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005.

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	April 29,	April 30,
	2006	2005
ASSETS

Current assets:
Cash and cash equivalents	$112,572	$139,495
Short-term investments	151,525	—
Accounts receivable, net	23,234	21,816
Inventories	432,445	422,519
Other current assets	30,815	33,856

Total current assets	750,591	617,686
Property and equipment, net	268,083	261,460
Goodwill	58,284	55,510
Other assets, net	74,690	59,550

Total assets	$1,151,648	$994,206

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities	$227,626	$240,628
Long-term debt	207,379	130,000
Deferred taxes and other liabilities	51,690	54,245
Shareholders’ equity	664,953	569,333

Total liabilities and equity	$1,151,648	$994,206

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
FOR THE THREE MONTHS ENDED
April 29, 2006 AND April 30, 2005
(In thousands)

	Three Months Ended
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$28,856	$22,704
Non-cash adjustments to net earnings:
Depreciation and amortization	15,019	16,456
Other	67	(2,161)
Changes in assets and liabilities	(33,160)	(17,868)

Net cash provided by operating activities	10,782	19,131

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(12,295)	(17,976)
Purchases of available-for-sale investments	(103,475)	—
Proceeds from sales of available-for-sale investments	14,725	—
Other	(16)	(21)

Net cash used in investing activities	(101,061)	(17,997)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash dividends paid	(2,686)	—
Proceeds from issuance of common stock	4,237	13,925
Purchase of treasury stock	—	(40,490)
Other	440	—

Net cash provided by (used in) financing activities	1,991	(26,565)

Effect of exchange rate changes	634	(82)

DECREASE IN CASH AND CASH EQUIVALENTS	(87,654)	(25,513)
Balance at beginning of period	200,226	165,008

Balance at end of period	$112,572	$139,495

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES
UNAUDITED NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(A Non-GAAP Financial Measure)
(In thousands, except per share amounts)
Use of Non-GAAP Financial Measures
We have provided non-GAAP adjusted earnings per share information. This non-GAAP financial information is provided to enhance the user’s overall understanding of the company’s current financial performance. Specifically, we believe the non-GAAP adjusted results provide useful information to both management and investors by excluding certain expense items that we believe are not indicative of our core operating results. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. The following are the reconciliations of this non-GAAP information and reflect the three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005. Due to the effect of rounding, the sum of the individual per share amounts may not equal the total shown.
Non-GAAP Financial Measures (in thousands, except per share information)

	Three Months Ended April 30, 2005
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$411,649	$(1,006)	$410,643
Cost of goods sold, including buying, distribution and occupancy costs	245,866	(1,631)	244,235

Gross margin	165,783	625	166,408
Selling, general and administrative expenses	128,909	(4,036)	124,873

Operating Income	36,874	4,661	41,535
Interest income	(794)	—	(794)
Interest expense	1,487	—	1,487

Earnings before income taxes	36,181	4,661	40,842
Provision for income taxes	13,477	1,736	15,213

Net earnings	$22,704	$2,925	$25,629

Net earnings per diluted share	$0.41	$0.05	$0.46

Weighted average diluted common shares outstanding	55,834		55,834

(1)	The net earnings adjustments are as follows:
a.	$2.886 million, net of tax, or $.05 diluted earnings per share in net losses from the Eddie Rodriguez stores and

b.	$39 thousand, net of tax, related to stock based compensation.

Non-GAAP Financial Measures (continued)

	Three Months Ended June 30, 2005
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$423,576	$(785)	$422,791
Cost of goods sold, including buying, distribution and occupancy costs	255,280	(3,485)	251,795

Gross margin	168,296	2,700	170,996
Selling, general and administrative expenses	129,892	(3,495)	126,397

Operating Income	38,404	6,195	44,599
Interest income	(771)	—	(771)
Interest expense	1,512	—	1,512

Earnings before income taxes	37,663	6,195	43,858
Provision for income taxes	13,277	2,183	15,460

Net earnings	$24,386	$4,012	$28,398

Net earnings per diluted share	$0.43	$0.07	$0.50

Weighted average diluted common shares outstanding	56,490		56,490

	Three Months Ended October 29, 2005
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$392,695	$—	$392,695
Cost of goods sold, including buying, distribution and occupancy costs	234,866	—	234,866

Gross margin	157,829	—	157,829
Selling, general and administrative expenses	123,380	(928)	122,452

Operating Income	34,449	928	35,377
Interest income	(557)	—	(557)
Interest expense	1,428	—	1,428

Earnings before income taxes	33,578	928	34,506
Provision for income taxes	9,499	2,278	11,777

Net earnings	$24,079	$(1,350)	$22,729

Net earnings per diluted share	$0.44	$(0.02)	$0.41

Weighted average diluted common shares outstanding	54,971		54,971

(1)	The net earnings adjustments are as follows:
a.	$3.379 million, net of tax, or $0.06 diluted earnings per share in net losses from the Eddie Rodriguez stores and

b.	$633 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation.
(2)	The net earnings adjustments are as follows:
a.	$666 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation and

b.	($2.016) million or ($0.04) diluted earnings per share in discrete tax items.

Non-GAAP Financial Measures (continued)

	Three Months Ended January 28, 2006
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$496,978	$—	$496,978
Cost of goods sold, including buying, distribution and occupancy costs	291,751	—	291,751

Gross margin	205,227	—	205,227
Selling, general and administrative expenses	149,658	(939)	148,719

Operating Income	55,569	939	56,508
Interest income	(1,158)	—	(1,158)
Interest expense	1,461	—	1,461

Earnings before income taxes	55,266	939	56,205
Provision for income taxes	22,532	(2,631)	19,901

Net earnings	$32,734	$3,570	$36,304

Net earnings per diluted share	$0.60	$0.07	$0.67

Weighted average diluted common shares outstanding	54,166		54,166

	Twelve Months Ended January 28, 2006
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$1,724,898	$(1,791)	$1,723,107
Cost of goods sold, including buying, distribution and occupancy costs	1,027,763	(5,116)	1,022,647

Gross margin	697,135	3,325	700,460
Selling, general and administrative expenses	531,839	(9,398)	522,441

Operating Income	165,296	12,723	178,019
Interest income	(3,280)	—	(3,280)
Interest expense	5,888	—	5,888

Earnings before income taxes	162,688	12,723	175,411
Provision for income taxes	58,785	3,566	62,351

Net earnings	$103,903	$9,157	$113,060

Net earnings per diluted share	$1.88	$0.17	$2.04

Weighted average diluted common shares outstanding	55,365		55,365

(1)	The net earnings adjustments are as follows:
a.	$556 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation

b.	($898) thousand or ($0.02) diluted earnings per share in discrete tax items and

c.	$3.912 million or $0.07 diluted earnings per share in foreign earnings repatriation tax expense.
(2)	The net earnings adjustments are as follows:
a.	$6.265 million, net of tax, or $0.11 diluted earnings per share in net losses from the Eddie Rodriguez stores

b.	$1.894 million, net of tax, or $0.03 diluted earnings per share related to stock based compensation

c.	($2.914) million or ($0.05) diluted earnings per share in discrete tax items and

d.	$3.912 million or $0.07 diluted earnings per share in foreign earnings repatriation tax expense.

Non-GAAP Financial Measures (continued)

	Three Months Ended April 29, 2006
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$434,564	$—	$434,564
Cost of goods sold, including buying, distribution and occupancy costs	251,735	(143)	251,592

Gross margin	182,829	143	182,972
Selling, general and administrative expenses	136,441	(1,485)	134,956

Operating Income	46,388	1,628	48,016
Interest income	(1,995)	—	(1,995)
Interest expense	2,191	—	2,191

Earnings before income taxes	46,192	1,628	47,820
Provision for income taxes	17,336	611	17,947

Net earnings	$28,856	$1,017	$29,873

Net earnings per diluted share	$0.53	$0.02	$0.55

Weighted average diluted common shares outstanding	54,719		54,719

(1)	The adjustments are related to stock based compensation.